UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

OFG BANCORP

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Oriental Center, 15th Floor 254 Muñoz Rivera Avenue San Juan, Puerto Rico		00918
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 771-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fiing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders of OFG Bancorp (the “Company”) held on April 26, 2017 (the “Annual Meeting”), the proposals listed below were submitted to a vote of shareholders as set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting.

Proposal 1 – Election of Directors

The three nominees named in the Proxy Statement, Juan C. Aguayo, Rafael F. Martínez-Margarida, and Jorge Colón-Gerena, were elected as directors to serve for a three-year term. The voting results with respect to each nominee were as follows:

Directors	For	Withheld	Broker Non-Votes
Juan C. Aguayo	35,644,692	2,631,336	2,387,415
Rafael F. Martínez-Margarida	37,387,013	889,014	2,387,415
Jorge Colón-Gerena	36,110,269	2,165,758	2,387,415

Proposal 2 – Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved on an advisory basis. The voting results and the percent of the votes cast represented by such shares were as follows:

For	Against	Abstain	Broker Non-Votes
36,627,603	1,627,248	21,176	2,387,415
95.69%	4.25%	0.05%

Proposal 3 – Advisory Vote on the Frequency of the Vote on Executive Compensation

With respect to the advisory vote on whether the shareholder advisory vote on the compensation of the Company’s named executive officers should occur every one, two, or three years, the choice of “one year” obtained a majority of the votes cast. The voting results and the percent of the votes cast represented by such shares were as follows:

1 year	2 years	3 years	Abstain
28,241,549	3,814	9,958,238	72,426
73.78%	0.00%	26.01%	0.18%

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2017 was approved. The voting results and the percent of the votes cast represented by such shares were as follows (there were no broker non-votes):

For	Against	Abstain
40,378,789	271,680	12,973
99.29%	0.66%	0.03%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFG BANCORP

Date:	April 28, 2017	By:	/s/ Carlos O. Souffront
Carlos O. Souffront General Counsel and Secretary of the Board of Directors